UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 9, 2007
VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release, dated February 13, 2007

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(b) On February 9, 2007, James F. Palmer notified Visteon Corporation (the “Company”) that he would resign as Executive Vice President and Chief Financial Officer of the Company effective as of March 9, 2007.
(c) On February 9, 2007, the Board of Directors of the Company appointed William G. Quigley III, the Company’s Vice President, Corporate Controller and Chief Accounting Officer, to the additional position of Chief Financial Officer, effective as of March 9, 2007. The Company’s press release relating to the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The material terms of Mr. Quigley’s employment arrangements are set forth in the Company’s 2006 proxy statement. Mr. Quigley’s experience is set forth in Item 4A of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2005, and is incorporated herein by reference.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1	Press release dated February 13, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: February 13, 2007	By:	/s/ John Donofrio
John Donofrio
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press Release dated February 13, 2007.